SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (Date of earliest event reported) August 9, 2004


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                   000-29225                73-1513309
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


                               14201 Wireless Way
                            Oklahoma City, Oklahoma            73134
               (Address of principal executive offices)      (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 7.  Financial Statements and Exhibits.

     (c) The following exhibits are filed with this Form 8-K and are identified by the number indicated:

Exhibit
No.                Description
---                -----------

99.1 Press release dated August 9, 2004 relating to results for the quarter ended June 30, 2004

99.2 Transcript from conference call held August 10, 2004 discussing the results for the quarter ended June 30, 2004

Item 12.  Results of Operation and Financial Conditions.

     Dobson Communications Corporation's press release dated August 9, 2004 containing its earnings release for the quarter ended June 30, 2004 is attached hereto as Exhibit 99.1. Also attached hereto is the transcript from the conference call held by the Dobson Communications Corporation on August 10, 2004 discussing the results from the quarter ended June 30, 2004.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DOBSON COMMUNICATIONS CORPORATION

                                 By RONALD L. RIPLEY
                                    Ronald L. Ripley, Senior Vice President and
                                    General Counsel

August 11, 2004

                                  EXHIBIT INDEX

Exhibit
   No.        Description                           Method of Filing
   ---        -----------                           ----------------

99.1  Press release dated August 9, 2004 re-       Filed herewith electronically
      lating to the results for the quarter
      ended June 30, 2004

99.2  Transcript from conference call held         Filed herewith electronically
      August 10, 2004 discussing the results
      for the quarter ended June 30, 2004